INCOME TAXES (Details 1) (USD $)	12 Months Ended
	Oct. 31, 2014	Oct. 31, 2013
Provision For Income Tax [Line Items]
Federal income tax benefit at statutory rate (35%)	$ (1,611,864)	$ (1,317,431)
State taxes, net of federal benefit	(208,584)	(170,483)
Effect of Canadian tax rates	19,318	66,704
Nondeductible expenses	1,113,360	978,453
Change in valuation allowance	687,770	442,757
Provision for income taxes	$ 0	$ 0